                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2002
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                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                     1-2394                    13-3768097
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(State or other jurisdiction      (Commission               (IRS Employer
 of incorporation)                File Number)              Identification No.)

                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices

       Registrant's telephone number, including area code: (212) 355-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.
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         (c)   Exhibits

               Exhibit No.      Exhibits

               99.1             Press Release of WHX Corporation dated
                                August 6, 2002.

Item 9.   Regulation FD Disclosure.
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            On August 6, 2002, WHX Corporation issued a press release announcing its  financial  and  operating  results  for the second  quarter of 2002,  which release was  supplemented  on August 7, 2002.  Attached as Exhibit  99.1 to this
Current Report on Form 8-K is the text of the August 6, 2002 press  release,  as supplemented.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WHX CORPORATION

Dated: August 7, 2002                          By:    /s/ Robert K. Hynes
                                                  ------------------------------
                                               Name:  Robert K. Hynes
                                               Title: Vice President - Finance